Exhibit 99.1
SIMPLEPONS, INC.

FINANCIAL STATEMENTS

SIMPLEPONS, INC.
(A DEVELOPMENT STAGE COMPANY)

CONTENTS

PAGE	1	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGE	2	BALANCE SHEET AS OF SEPTEMBER 30, 2011

PAGE	3	STATEMENT OF OPERATIONS FOR THE PERIOD FROM FEBRUARY 7, 2011 (INCEPTION) TO SEPTEMBER 30, 2011

PAGE	4	STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY FOR THE PERIOD FROM FEBRUARY 7, 2011 (INCEPTION) TO SEPTEMBER 30, 2011

PAGE	5	STATEMENT OF CASH FLOWS FOR THE PERIOD FROM FEBRUARY 7, 2011 (INCEPTION) TO SEPTEMBER 30, 2011

PAGE	6-16	NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
SimplePons, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheet of SimplePons, Inc. (the “Company”) (A Development Stage Company) as of September 30, 2011 and the related statement of operations, changes in stockholders’ equity and cash flows for the period from February 7, 2011 (Inception) to September 30, 2011. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of SimplePons, Inc. (A Development Stage Company) as of September 30, 2011 and the results of its operations and its cash flows for the period from February 7, 2011 (Inception) to September 30, 2011 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 9 to the financial statements, for the period from February 7, 2011 (Inception) to September 30, 2011, the Company has a net loss of $399,839 and used cash in operations of $257,840.  These factors raise substantial doubt about the Company's ability to continue as a going concern.  Management's plans concerning these matters are also described in Note 9.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

WEBB & COMPANY, P.A.
Certified Public Accountants

Boynton Beach, Florida
October 28, 2011

SIMPLEPONS, INC
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
SEPTEMBER 30, 2011

ASSETS
CURRENT ASSETS
Cash	$594,071
Prepaid expenses and other current assets	375,003
Escrow Deposit	50,000
TOTAL CURRENTS ASSETS	1,019,074

PROPERTY AND EQUIPMENT, NET	7,701

OTHER ASSETS
Website costs, net	99,612
Prepaid expenses	131,250
Trademarks	825

TOTAL ASSETS	$1,258,462
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$43,803
Accrued expense	16,999
Accrued salary officers	67,282
TOTAL LIABILITIES	128,084

COMMITMENTS AND CONTINGENCIES	—

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.0001 par value, 1,000,000 shares authorized, 0 shares issued and outstanding	—
Common stock, $0.0001 par value, 100,000,000 shares authorized, 36,820,000 shares issued and outstanding	3,682
Additional paid in capital	1,526,535
Accumulated deficit during development stage	(399,839)
TOTAL STOCKHOLDERS' EQUITY	1,130,378

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,258,462

See Accompanying Notes to the Financial Statements

SIMPLEPONS, INC.
STATEMENT OF OPERATIONS
(A DEVELOPMENT STAGE COMPANY)
FOR THE PERIOD FROM FEBRUARY 7, 2011 (INCEPTION) TO SEPTEMBER 30, 2011

OPERATING EXPENSES
Salary expense	$161,287
Consulting	118,239
Legal and professional	87,765
Selling, general and administrative	32,875
Total Operating Expenses	400,166

Net loss from operations	(400,166)

Other Income
Interest income	327

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(399,839)

PROVISION FOR INCOME TAXES	—

NET LOSS	$(399,839)

Net loss per share - basic and diluted	$(0.02)

Weighted average number of shares outstanding during the period - basic and diluted	26,370,128

See Accompanying Notes to the Financial Statements

SIMPLEPONS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM FEBRUARY 7, 2011 (INCEPTION) TO SEPTEMBER 30, 2011

						Accumulated
						Deficit
					Additional	During
	Preferred stock		Common Stock		Paid-In	Development
	Shares	Amount	Shares	Amount	Capital	stage	Total

February 7 , 2011 (Inception)	—	$—	—	$—	$—	$—	$—

Common stock sold to founders ($.0003)	—	—	20,000,000	2,000	3,000	—	5,000

Sale of common stock ($.005)	—	—	500,000	50	2,450	—	2,500

Sale of common stock ($.0025)	—	—	1,000,000	100	2,400		2,500

Common stock issued for professional fees ($.10 per share)	—	—	700,000	70	69,930	—	70,000

Private placement of common stock and warrants ($.10 per unit), net of fees of $11,783	—	—	9,370,000	937	924,280	—	925,217

Common stock issued for consulting services ($.10 per share)	—	—	5,000,000	500	499,500	—	500,000

Common stock to be issued for Website development ($.10 per share)	—	—	250,000	25	24,975	—	25,000

Net loss for the period February 7, 2011 (Inception) to September 30, 2011	—	—	—	—	—	(399,839)	(399,839)

Balance September 30, 2011	—	$—	36,820,000	$3,682	$1,526,535	$(399,839)	$1,130,378

See Accompanying Notes to the Financial Statements

SIMPLEPONS, INC.
(A DEVELOPMENT STAGE COMPANY)
 STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM FEBRUARY 7, 2011 (INCEPTION) TO SEPTEMBER 30, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(399,839)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	168
Stock compensation	163,750
Changes in operating assets and liabilities:
Increase in prepaid expenses and other assets	(100,003)
Increase in deposits	(50,000)
Increase in accounts payable	43,803
Increase in accrued expenses	16,999
Increase in accrued salaries	67,282
Net Cash Used In Operating Activities	(257,840)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of trademarks	(825)
Development of website	(74,612)
Purchase of furniture and equipment	(7,869)
Net Cash Used In Investing Activities	(83,306)

CASH FLOWS FROM FINANCING ACTIVITIES:
Sale of common stock, net of offering costs	935,217
Net Cash Provided by Financing Activities	935,217

NET INCREASE IN CASH	594,071

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	—

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$594,071

Cash paid for interest	$—
Cash paid for taxes	$—

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for consulting fees	$500,000
Common stock issued for website development	$25,000

See Accompanying Notes to the Financial Statements

SIMPLEPONS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2011

1.	Organization and Basis of Presentation

Simplepons, Inc. (the “Company”) is a Delaware corporation formed on February 7, 2011.  The Company is engaged in the business of developing a mobile coupon subscription based sharing platform that solves the problem of leaving your physical coupons at home. The Company is considered a development stage company as of September 30, 2011. Activities during development stage include the completion of the Company’s website and mobile applications and raising capital.

2.	Summary of Significant Accounting Principles

(A) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

The most significant estimates include the valuation of stock based compensation and amortization period for intangible assets and deferred tax valuation allowance.

(B) Cash and Cash Equivalents

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. The Company at times has cash in excess of FDIC insurance limits and places its temporary cash investments with high credit quality financial institutions. At September 30, 2011 the Company had balances of $344,343 that exceeded FDIC insurance limits.

(C) Property and Equipment

The Company values property and equipment at cost and depreciates these assets using the straight-line method over their expected useful life. The Company uses a five year life for computer equipment and a three year life for software.

(D) Impairment

In accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification No. 360, Property, Plant and Equipment, the Company carries long-lived assets at the lower of the carrying amount or fair value. Impairment is evaluated by estimating future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If the sum of the expected undiscounted future cash flow is less than the carrying amount of the assets, an impairment loss is recognized.

SIMPLEPONS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2011

Fair value, for purposes of calculating impairment, is measured based on estimated future cash flows, discounted at a market rate of interest.

There was no impairment losses recorded during the period ended September 30, 2011.

(E) Website Development

The Company has adopted the provisions of FASB Accounting Standards Codification No. 350 Intangible-Goodwill and Other. Costs incurred in the planning stage of a website are expensed, while costs incurred in the development stage are capitalized and amortized over the estimated three year life of the asset. During the period February 7, 2011(Inception) to September 30, 2011, the Company incurred $99,612, in website development costs.  The website was put into service on September 30, 2011. Amortization for the period February 7, 2011(Inception) to September 30, 2011 was $0.

(F) Stock-Based Compensation

The Company recognizes compensation costs to employees under FASB Accounting Standards Codification No. 718, Compensation – Stock Compensation. Under FASB Accounting Standards Codification No. 718, companies are required to measure the compensation costs of share-based compensation arrangements based on the grant-date fair value and recognize the costs in the financial statements over the period during which employees are required to provide services. Share based compensation arrangements include stock options, restricted share plans, performance based awards, share appreciation rights and employee share purchase plans. As such, compensation cost is measured on the date of grant at their fair value. Such compensation amounts, if any, are amortized over the respective vesting periods of the option grant.

Equity instruments issued to other than employees are recorded on the basis of the fair value of the instruments, as required by FASB Accounting Standards Codification No. 505, Equity Based Payments to Non-Employees. In general, the measurement date is when either a (a) performance commitment, as defined, is reached or (b) the earlier of (i) the non-employee performance is complete or (ii) the instruments are vested. The measured value related to the instruments is recognized over a period based on the facts and circumstances of each particular grant as defined in the FASB Accounting Standards Codification.

(G) Loss Per Share

Basic and diluted net (loss) per common share is computed based upon the weighted average common shares outstanding as defined by FASB Accounting Standards Codification Topic 260, “Earnings Per Share.” As of September 30, 2011 there were 9,370,000 warrants outstanding, whose effect was anti-dilutive and not included in diluted net loss per share. The warrants may dilute future earnings per share.

SIMPLEPONS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2011

(H) Fair Value of Financial Instruments

The carrying amounts of the Company's accounts payable and accrued expenses related approximate fair value due to the relatively short period to maturity for these instruments.

(I) Income Taxes

The Company accounts for income taxes under FASB Codification Topic 740-10-25 (“ASC 740-10-25”).  Under ASC 740-10-25, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under ASC 740-10-25, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Company’s income tax expense differs from the “expected” tax expense for federal income tax purpose by applying the Federal & State blended rate of 37.63% as follows:

September 30, 2011

Expected income tax benefit (expense) at the statutory rate of 37.63%	$(150,459)
Tax effect of expenses that are not deductible for income tax purposes
(net of other amounts deductible for tax purposes)	62,208
Change in valuation allowance	88,251

Provision for income taxes	$—

The components of deferred income taxes are as follows:
2011

Deferred income tax asset:
Net operating loss carryforwards	$88,251
Valuation allowance	(88,251)
Deferred income taxes	$—

As of September 30, 2011, the Company has a net operating loss carry forward of approximately $234,525 available to offset future taxable income through 2031.  This results in deferred tax assets of approximately $88,251 as of September 30, 2011. The valuation allowance at September 30, 2011 was approximately $88,251. The change in the valuation allowance for the period February 7, 2011(Inception) to September 30, 20110 was an increase of $88,251.

SIMPLEPONS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2011

(J) Business Segments

The Company operates in one segment and therefore segment information is not presented.

(K) Revenue Recognition

The Company recognizes revenue in accordance with FASB Accounting Standards Codification No. 605, Revenue Recognition.  In all cases, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, Delivery has occurred and collectability is reasonably assured. This criteria is met when the deal books are delivered to our customers and collectability is reasonably assured.  We record these sales net of any discounts provided to our customers.

(L) Recent Accounting Pronouncements

FASB Accounting Standards Update (ASU) No. 2011-02; A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring (“TDR”).  In April, 2011, the FASB issued ASU No. 2011-02, intended to provide additional guidance to assist creditors in determining whether a restructuring of a receivable meets the criteria to be considered a troubled debt restructuring. The amendments in this ASU are effective for the first interim or annual period beginning on or after June 15, 2011, and are to be applied retrospectively to the beginning of the annual period of adoption. As a result of applying these amendments, an entity may identify receivables that are newly considered impaired. Early adoption is permitted. The Company intends to adopt the methodologies prescribed by this ASU by the date required, and is continuing to evaluate the impact of adoption of this ASU.

ASU No. 2011-03; Reconsideration of Effective Control for Repurchase Agreements.  In April, 2011, the FASB issued ASU No. 2011-03. The amendments in this ASU remove from the assessment of effective control the criterion relating to the transferor’s ability to repurchase or redeem financial assets on substantially the agreed terms, even in the event of default by the transferee. The amendments in this ASU also eliminate the requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets.

The guidance in this ASU is effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not permitted. The Company will adopt the methodologies prescribed by this ASU by the date required, and does not anticipate that the ASU will have a material effect on its financial position or results of operations.

SIMPLEPONS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2011

ASU No. 2011-04; Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. In May, 2011, the FASB issued ASU No. 2011-04. The amendments in this ASU generally represent clarifications of Topic 820, but also include some instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed.  This ASU results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs.  The amendments in this ASU are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted.

The Company will adopt the methodologies prescribed by this ASU by the date required, and does not anticipate that the ASU will have a material effect on its financial position or results of operations.

ASU No. 2011-05; Amendments to Topic 220, Comprehensive Income.  In June, 2011, the FASB issued ASU No. 2011-05. Under the amendments in this ASU, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. This ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. The amendments in this ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income.

The amendments in this ASU should be applied retrospectively. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. Due to the recent date of pronouncement, the Company is evaluating its timing of adoption of ASU 2011-05, but will adopt the ASU retrospectively by the due date.

3.	Property and Equipment

At September 30, 2011 property and equipment consisted of the following:

Computer equipment	$7,869
Less accumulated depreciation	(168)

$7,701

SIMPLEPONS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2011

Depreciation expense for the period February 7, 2011(Inception) to September 30, 2011 was $168.

4.	Escrow Deposit

On September 27, 2011 the Company entered into a non-binding letter of intent with IFLI Acquisition Corp., a Delaware corporation which is a “shell company” whose common stock is quoted on the OTC Bulletin Board (“IFLI”).  Pursuant to the definitive agreement to be entered into between the parties, at closing of the reverse merger (the “Reverse Merger”) contemplated thereby (i) the Company’s stockholders will exchange their shares of the Company’s common stock for shares of IFLI”s common stock, (ii) the Company’s warrant holders will exchange their warrants which are exercisable into shares of the Company’s common stock for identical warrants exercisable into shares of IFLI’s common stock, (iii) the Company will merge with a wholly-owned subsidiary of IFLI, with the Company as the surviving corporation and a wholly-owned subsidiary of IFLI, and (iv) the sole officer and director will resign and the Company’s officers and directors will become the officers and directors of IFLI.  At the closing of the Reverse Merger, the Company will purchase 1,012,353 shares of IFLI common stock from Insurance Marketing Solutions, LLC (“IMS”), IFLI’s principal stockholder, for $335,000 (the “IFLI Stock Repurchase Amount”) and such shares shall be cancelled and returned to the status of authorized but unissued shares of IFLI’s common stock.  The closing of the Reverse Merger is subject to a number of conditions precedent and the execution of a definitive agreement.  If the Reverse Merger is closed, it is expected that the Company’s stockholders will own approximately 97% of IFLI’s outstanding common stock, giving effect to the stock repurchase.

On September 27, 2011 the Company deposited $50,000 (the “Deposit”) of the IFLI Stock Repurchase Amount in escrow with its legal counsel pursuant to the terms of an Escrow Agreement.  At closing of the Reverse Merger, the Deposit will be released to IMS and credited as part of the IFLI Stock Repurchase Amount.  If the Reverse Merger does not close as a result of the decision by IFLI not to proceed with the transaction, or if there is a Material Adverse Event (as that term is defined in the Escrow Agreement) by IFLI prior to closing pursuant to which the Company determines not to proceed with the Reverse Merger, the Deposit will be released to the Company.

If all conditions precedent to closing are satisfied, no Material Adverse Event has occurred, but the Company determines not to proceed with the Reverse Merger, the Deposit will be released to IMS. (See Note 10)

SIMPLEPONS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2011

5.	Commitments and Contingencies

Employment Agreements

Effective February 15, 2011, the Company entered into employment agreements with its President and Vice President. The employment agreements each provided for a term of five years. Pursuant to the terms of the employment agreements, each of these executive officers will receive an annual salary during the first and second years of the term of the employment agreement of $50,000, which is increased to $75,000 per year in the third year of the term, to $100,000 per year in the fourth year of the term and to $150,000 per year in the final year of the term of the agreement.  The agreement will terminate upon the death or disability of the officers.  In addition, the agreement may be terminated by either party without cause or by the Company for cause.  Upon the termination of the agreement, the officers are not entitled to any severance payments and the Company is only obligated to compensate the officer through the date of termination.  If the Company should terminate the agreement without cause, the non-compete provisions of the agreement terminate.  Salary expense including payroll taxes for the period February 7, 2011(Inception) to September 30, 2011 was $67,282 and is accrued as of September 30, 2011.

Lease Commitments

The Company currently leases its primary office space on a month to month basis at $212 per month plus services based on usage.  Rent expense for the period February 7, 2011(Inception) to September 30, 2011 was $1,230.

6.	Related Party Transactions

In February 2011 the Company issued a total of 20,000,000 shares of common stock to it two founders. The founders paid $5,000 ($0.0003 per share) for such shares of common stock.

Effective February 15, 2011, the Company entered into employment agreements with its President and Vice President. The employment agreements each provided for a term of five years. Pursuant to the terms of the employment agreements, each of these executive officers will receive an annual salary during the first and second years of the term of the employment agreement of $50,000, which is increased to $75,000 per year in the third year of the term, to $100,000 per year in the fourth year of the term and to $150,000 per year in the final year of the term of the agreement.  The agreement will terminate upon the death or disability of the officers.  In addition, the agreement may be terminated by either party without cause or by the Company for cause.

Upon the termination of the agreement, the officers are not entitled to any severance payments and the Company is only obligated to compensate the officer through the date of termination.  If the Company should terminate the agreement without cause, the non-compete provisions of the agreement terminate.

SIMPLEPONS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2011

Salary expense including payroll taxes for the period February 7, 2011(Inception) to September 30, 2011 was $67,282 and is accrued as of September 30, 2011.

7.	Stockholders’ Equity

Authorized Shares

The Company is authorized to issue 100,000,000 shares of common stock, par value $0.0001 per share, and 1,000,000 shares of preferred stock, par value $0.0001 per share with rights and preferences to be determined by the Board of Directors.

Sales of common stock

In February 2011 the Company issued a total of 20,000,000 shares of common stock to it two founders. The founders paid $5,000 ($0.003 per share) for such shares of common stock.

In February 2011 the Company sold 1,000,000 shares of common stock to an investor for $2,500 ($.0025 per share).

In February 2011 the Company sold 500,000 shares of common stock to an investor for $2,500 ($.005 per share).

Between March 2011 and September 30, 2011, the Company issued 9,370,000 Units of its securities in a private placement to accredited investors.  The price of these Units was $0.10 per unit. Each Unit consists of one share of common stock and one three year Series A Warrant.  Each Series A Warrant entitles the holder to purchase one share of common stock at an exercise price of $0.50 per share. Upon 30 days notice, we have the right to call the warrants at $0.0001 per warrant if our stock is currently quoted for trading in the over the counter market, the closing price of our common stock is $1.00 or more for five consecutive trading days and there is an effective registration statement covering the resale of the shares of common stock underlying the Series A Warrants.  We received proceeds of $925,217, net of expenses of $11,783 from this offering.

Common stock issued for services

In March 2011 the Company issued 500,000 shares of common stock valued at $50,000 ($0.10 per share) based on contemporaneous stock sales to consultant for accounting services. The $50,000 was expensed.

In March 2011 the Company issued 200,000 shares of common stock valued at $20,000 ($0.10 per share) based on contemporaneous stock sales for legal services. The $20,000 was expensed.

SIMPLEPONS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2011

In May 2011 the Company issued 2,000,000 shares of common stock valued at $200,000 ($0.10 per share) based on contemporaneous stock sales and $50,000 cash to a consultant for management consulting, business advisory, strategic planning and public relations.  On August 26, 2011 the Company amended to agreement and agreed to pay the consultant an additional $50,000 for services under this agreement. The term of the agreement is for one year and expires on May 17, 2012. For the period February 7, 2011(Inception) to September 30, 2011 the Company has expensed a total of $99,489 and recorded a prepaid expense of $200,511, respectively as of September 30, 2011.

In August 2011 the Company issued 2,000,000 shares of common stock valued at $200,000 ($0.10 per share) based on contemporaneous stock sales to a consultant for a variety of services to the Company, including industry analysis, identifying and introducing potential strategic partners to the Company, evaluations of competitors and development of strategies to increase the Company’s competitiveness and advice on effective management of relationships with investment banking firms. The term of the agreement is for two years and expires on August 15, 2013. For the period February 7, 2011(Inception) to September 30, 2011 the Company has expensed a total of $12,500 and recorded a prepaid expense of $187,500 as of September 30, 2011.

In August 2011 the Company issued 1,000,000 shares of common stock valued at $100,000 ($0.10 per share) based on contemporaneous stock sales to a consultant for continuing strategic analysis of the Company’s business objectives and balancing these objectives with the expectations of the financial markets, the preparation and implementation of a strategic plan for the Company, the development and implementation of a “going public” transaction and in-depth consultations with the Company’s senior management to determine the amount and structure of the capital sought by the Company.  The term of the agreement is for two years and expires on August 15, 2013. For the period February 7, 2011(Inception) to September 30, 2011 the Company has expensed a total of $6,250 and recorded a prepaid expense of $93,750 as of September 30, 2011.

8.	Warrants

Between March 2011 and September 30, 2011, the Company issued 9,370,000 Units of its securities at a purchase price of $0.10 per Unit in a private placement to accredited investors. Each Unit consists of one share of common stock and one three-year Series A Warrant.  Each Series Each Series A Warrant entitles the holder to purchase one share of common stock at an exercise price of $0.50 per share.

Upon 30 days notice, the Company has the right to call the warrants at $0.0001 per warrant if our stock is currently quoted for trading in the over the counter market, the closing price of our common stock is $1.00 or more for five consecutive trading days and there is an effective registration statement covering the resale of the shares of common stock underlying the Series A Warrants. Any warrants which have been called, but remain unexercised by the Call Date shall automatically terminate and no longer entitle the Holder to exercise such Warrant or to receive any consideration other than the Call Price of $0.0001 per warrant.

SIMPLEPONS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2011

As of September 30, 2011, the Company has not met the call provision criteria as the stock is not currently traded and no valid registration statement has been filed and is effective.

		Weighted
		Avg.
		Exercise
Warrants:	Shares	Price
Balance at February 7, 2011 (Inception)	—	$—
Issued	9,370,000	.50
Exercised	—	—
Expired	—	—
Balance at September 30, 2011	9,370,000	$.50
Warrants exercisable at September 30, 2011	9,370,000	$.50

9.	Going Concern

As reflected in the accompanying financial statements, for the period February 7, 2011(Inception) to September 30, 2011 the Company has a net loss of $399,839 and used cash in operations of $257,840.  These factors raise substantial doubt about the Company’s ability to continue as a going concern

The Company’s continued existence is dependent upon its ability to raise capital and to successfully market and sell its products.  The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

10.	Subsequent Events

During the period October 1, 2011 to October 18, 2011 the Company sold 635,000 Units of its securities in a private placement to accredited investors.  The price of these Units was $0.10 per unit. Each Unit consists of one share of common stock and one three year Series A Warrant.  Each Series A Warrant entitles the holder to purchase one share of common stock at an exercise price of $0.50 per share.

Upon 30 days notice, we have the right to call the warrants at $0.0001 per warrant if our stock is currently quoted for trading in the over the counter market, the closing price of our common stock is $1.00 or more for five consecutive trading days and there is an effective registration statement covering the resale of the shares of common stock underlying the Series A Warrants.  We received proceeds of $63,500 from this offering.

SIMPLEPONS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2011

On October 20, 2011, the Company entered into an Agreement and Plan of Reorganization with IFLI whereby the Company will acquire all of the issued and outstanding capital stock of IFLI in exchange for shares of our common stock. Under the terms of the agreement, at closing of the Reverse Merger contemplated thereby:

●	The Company’s stockholders will exchange their shares of common stock for shares of IFLI common stock,
●	The Company’s’ warrant holders will exchange their warrants which are exercisable into shares of common stock for identical warrants exercisable into shares of IFLI common stock,
●
The Company  will merge with a wholly-owned subsidiary of IFLI formed to facilitate the Reverse Merger, with the Company  as the surviving corporation and thereafter a wholly-owned subsidiary of IFLI, and

●	Mr. C. Leo Smith, the sole officer and director of IFLI, will resign and the Company’s officers and directors will become the IFLI officers and directors.

In addition, at the closing of the Reverse Merger, the Company will purchase 1,012,353 shares of IFLI common stock from IMS, a principal stockholder and an affiliate of Mr. Smith, for $335,000. Following such purchase, these shares shall be cancelled and returned to the status of authorized but unissued shares of IFLI common stock. The closing of the Reverse Merger is subject to a number of conditions precedent. At closing, Company’s stockholders will own approximately 97% of IFLI outstanding common stock, giving effect to the stock repurchase.

In preparing the financial statements, the Company has evaluated events and transactions for the potential recognition or disclosure through October 28, 2011, the date the financial statements were issued.